                            OPPENHEIMER DEVELOPING MARKETS FUND
                           Supplement dated March 31, 2003 to the
                 Statement of Additional Information dated October 23, 2002

      The Statement of Additional Information is changed as follows:

1.    The supplement dated March 4, 2003 is replaced with this supplement.

2.    The captioned "Other Investment Techniques and Strategies" is amended as follows:

a.    The first  sentence  under the  caption  "Futures"  on page 13 is  revised  to read as follows:

          "Futures.  The Fund can buy and sell  futures  contracts  that relate to (1)
          broadly-based   stock  indices  (these  are  referred  to  as  "stock  index futures"),  (2) an individual  stock  ("single  stock  futures"),  (3) other broadly  based  securities  indices  (these are  referred  to as  "financial futures"),  (4) debt  securities  (these are referred to as  "interest  rate futures"),  (5)  foreign  currencies  (these  are  referred  to as  "forward contracts")  and  (6)  commodities  (these  are  referred  to as  "commodity futures")."

b.    The following is added to the end of the third paragraph under the "Futures" caption:

          "Similarly,  a single stock future  obligates the seller to deliver (and the purchaser  to take)  cash or a  specified  equity  security  to  settle  the futures  transaction.  Either  party  could also  enter  into an  offsetting contract to close out the  position.  Single stock  futures  trade on a very limited  number of exchanges,  with  contracts  typically not fungible among the exchanges."

c.    The third  paragraph  under  the  caption  "Buying  and  Selling  Options  on  Foreign
      Currencies" on page 16 is revised to read as follows:

          "A call the Fund writes on a foreign  currency is "covered" if the Fund owns the underlying  foreign  currency covered by the call or has an absolute and immediate  right to acquire that foreign  currency  without  additional cash consideration (or it can do so for additional cash consideration  identified on its books) upon conversion or exchange of other foreign  currency held in its portfolio."

d.    The last  sentence  of the fourth  paragraph  under the  caption  "Buying  and Selling
      Options on Foreign Currencies" is revised to read as follows:

          "In those  circumstances,  the Fund covers the option by  identifying on its books cash,  U.S.  government  securities  or other liquid  securities in an amount equal to the exercise price of the option."

e.    The first sentence of the sixth  paragraph  under the caption  "Forward  Contracts" on page 18 is revised to read as follows:

          "The Fund will cover its short  positions in these cases by  identifying  on its books liquid assets having a value equal to the aggregate  amount of the
          Fund's commitment under forward contracts."

3.    The section  captioned  "Board of Trustees  and  Oversight  Committees"  on page 26 is amended as follows:

    a. The second sentence of the second paragraph under that caption is revised to read:

          "The members of the Audit  Committee are Kenneth A. Randall  (Chairman)  and
          Edward Reagan."

   b. The first sentence of the third paragraph under that caption is revised to read:

          "The  members  of  the  Study  Committee  are  Robert  G.  Galli  (Chairman),
          Elizabeth Moynihan and Joel Motley."

4.    Effective  December 31,  2002,  Mr. Leon Levy retired as a Trustee of the Fund and Mr.
    Clayton  Yeutter  was  elected  as  Chairman  of the Board,  effective  January 1, 2003.
    Effective March 31, 2003, Mr. Benjamin  Lipstein  retired as a Trustee.  Therefore,  the
    Statement of  Additional  Information  is revised by deleting the  biography for Messrs.
    Levy and  Lipstein on page 29 and by adding the  following to Mr.  Yeutter's  biography:
    "Chairman of the Board of Trustees."

5.    In the  Trustee  compensation  table on page 34,  the  title of  "Chairman"  after Mr.
    Levy's name is deleted and the title of  "Chairman" is added after Mr.  Yeutter's  name.
    In  addition,  the  following  footnote is added  following  the names of Messrs.  Levy,
    Lipstein and Yeutter:

      7.  Effective  January 1,  2003,  Mr.  Yeutter  became  Chairman  of the Board of
          Trustees  of the Board I Funds upon the  retirement  of Mr.  Levy.  Effective
          March 31, 2003, Mr. Lipstein retired as a Trustee.

March 31, 2003                                                    PX785.007